UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06336

Franklin Templeton International Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

October 31, 2018

Franklin India Growth Fund

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

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Franklin Templeton Investments

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

India’s economy expanded during the 12 months ended October 31, 2018. Economic expansion was encouraged by growth in private consumption and exports, supported by increased industrial production. However, the introduction of taxes on long-term capital gains and mutual fund dividend distributions, news of fraud in a public sector bank, and global trade conflicts hurt investor confidence in Indian equities. The positive effects of Goods and Services Tax compliance streamlining, legal reforms to resolve troubled assets in the banking system, and positive global economic data only partially mitigated negative investor sentiment. In this environment, Indian stocks, as measured by the MSCI India Index, declined during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin India Growth Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Templeton International Trust

This letter reflects our analysis and opinions as of October 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin India Growth Fund

This annual report for Franklin India Growth Fund covers the fiscal year ended October 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of “Indian companies,” which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India; that derive 50% or more of total revenue or profit from goods or services produced or sales made in India; or that have 50% or more of their assets in India. The Fund currently intends to invest primarily in the securities of Indian companies by investing in shares of a wholly-owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio historically sought to maintain residency in Mauritius to avail itself of a beneficial tax treaty between Mauritius and India (the “Treaty). The Treaty has since been amended and may no longer provide tax benefits for the Fund. See “Investments through Mauritius” in the Fund’s prospectus for more information. Unless the context otherwise requires, descriptions in this report of securities and transactions, and their associated risks, refer to investments made directly or indirectly by the Fund through the Portfolio. See page 8 for additional details in investing through the Portfolio.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -19.23% cumulative total return. In comparison, the MSCI India Index had a -12.42% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition*

Based on Total Net Assets as of 10/31/18

*The information shown includes the Fund’s direct holdings as well as indirect holdings through the Portfolio.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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Economic and Market Overview

The Indian economy, as measured by gross domestic product, grew at an annual rate of 8.2% in the first quarter of India’s 2018 fiscal year (ended June 30, 2018).2 Growth accelerated in the latter half of that period as the negative effects of demonetization and the Goods and Services Tax (GST) implementation faded. Growth was led by private consumption and exports, supported by the mining, manufacturing, construction and finance sectors. An acceleration in growth was supported by both consumption and investment demand indicators. The country’s trade deficit, which had been widening for most of 2018, narrowed to a five-month low in September due to a contraction of imports that outweighed a decline in exports. Inflation moderated in 2018 after a rise in late 2017 caused by rising food and oil prices, among other factors. Industrial production grew at a healthy rate during the period, driven by growth in the manufacturing and electricity sectors as well a recovery in the production of capital, intermediate, infrastructure and construction goods. The Royal Bank of India (RBI) raised its benchmark interest rate twice during the period in response to rising inflation and oil prices as well as increased geopolitical and trade tensions.

Indian equities advanced during the initial quarter of the period, buoyed by India’s sovereign rating upgrade by Moody’s and a higher rank in the World Bank’s “Ease of Doing Business” rankings, both implicit endorsements of the policy reform measures undertaken by the government. Equity markets were also supported by simplification of compliance procedures under the GST, legal reform aimed at streamlining resolutions for stressed assets in the banking system, strong domestic liquidity and positive global economic data. However, the imposition of a long-term capital gains tax on equity investment and dividend distribution tax on equity mutual funds in February reversed the uptrend in equities. The revelation of serious fraud in a public sector undertakings bank, concerns about increased global trade conflicts and political setbacks for the ruling Bharatiya Janata Party further dented sentiments.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price does not, in our opinion, reflect future growth prospects. We look for companies that have identifiable drivers of future earnings growth and that present, in our

2. Source: Central Statistics Office, India.

Top 10 Holdings*
10/31/18

Company Sector/Industry	% of Total Net Assets
Infosys Ltd. IT Services	8.9%
HDFC Bank Ltd. Banks	6.3%
Kotak Mahindra Bank Ltd. Banks	6.1%
Cognizant Technology Solutions Corp. IT Services	4.3%
Larsen & Toubro Ltd. Construction & Engineering	3.8%
Hindustan Unilever Ltd. Household Products	3.8%
Trent Ltd. Multiline Retail	3.3%
Cummins India Ltd. Machinery	3.0%
Godrej Consumer Products Ltd. Personal Products	3.0%
UltraTech Cement Ltd. Construction Materials	2.9%

*The information shown includes the Fund’s direct holdings as well as indirect holdings through the Portfolio.

opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Our philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company’s financial strength, management’s expertise, the company’s growth potential within the industry, and the industry’s growth potential.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included Infosys, Hindustan Unilever and Titan.

Infosys is a consulting, technology and outsourcing company. As headwinds for the information technology (IT) sector continued to fade, optimism about a recovery in the financial services segment and a weak Indian rupee supported the

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FRANKLIN INDIA GROWTH FUND

company.3 A change in leadership along with a joint venture to provide IT services for global investment company Temasek (not a Fund holding) also supported investor confidence. Company stock was further boosted by financial results that met market expectations throughout the year. Infosys’ efforts to streamline existing initiatives with scaling of digital services and retrain employees, along with a clear tilt toward services, could help sustain future growth momentum.

Hindustan Unilever, a major household products company, benefited from the recovery in consumer staples demand following the implementation of the GST. Gradual, broad-based growth in post-demonetization demand also aided volume growth and boosted results. Expectations of a recovery in rural demand, stemming from a normal monsoon season, could benefit the stock going forward, in our opinion.

Operating in the luxury goods space, Titan has established itself as a strong Indian brand for watches and accessories. The company has also successfully ventured into the highly fragmented Indian jewelry market with its subsidiary Tanishq. Expansion in its jewelry and watch businesses contributed to profit margin growth, which boosted results and contributed to a surge in stock price. Titan operates multiple brands in segments ranging from mass market to premium and luxury. Key growth drivers include diamond jewelry, revised gold exchange policy, and effective use of digital omni-channel platforms for its brands. In our opinion, the company is a leading player in terms of scale and consumer trust, and continues to grow through organic and inorganic routes. Strong and diversified growth coming from multiple sub-brands supports our positive view on the stock.

In contrast, key detractors from the Fund’s absolute performance included Tata Motors, Yes Bank and Vodafone Idea.

Tata Motors’ Jaguar Land Rover (JLR) subsidiary hurt the consolidated performance of the company during the period. Weak industry demand, record capital expenditures and unfavorable product mix impacted JLR’s profitability. Tata Motors’ profits were also negatively impacted by a one-time provision for a fixed asset writedown and steep rise in expenses caused by an increase in materials cost. We remain positive on the stock due to encouraging customer response to new product launches, particularly for electric vehicles. An uncertain demand environment exists in the U.K. and Europe, but demand is expected to recover in China as lower import duties are implemented. As part of a turnaround strategy, the company is taking steps to become more agile, cost efficient and competitive, as well as improving its capital expenditure optimization. We believe this could improve operational efficiency and consolidate market share. In our opinion, continued growth in Tata Motors’ commercial and passenger vehicle businesses along with efforts to diversify its portfolio mix bode well for the stock, and lead us to hold an overweighted allocation in the company.

Yes Bank’s performance was hampered by the non-performing assets provision recently introduced by the RBI. The share price for Yes Bank, a fast-growing mid-sized private bank which had rallied for most of the year, declined steeply in September 2018 after its founder and CEO was in effect asked to step down by the regulator, the RBI. Market expectations that the absence of a CEO could hamper loan and fee growth, along with concerns around succession planning, weighed on the bank’s share price near period-end. Yes Bank’s accelerated diversification into retail assets could partially offset these negative effects, but we are monitoring the situation carefully and will react to any new information on the company.

Vodafone Idea continued to post results below market consensus amid ongoing tariff wars and consolidation in the communication services sector.4 Declines in revenue, average revenue per user, interconnection usage charges rate and ongoing down trading in pre-paid and postpaid categories impacted margins. The firm continues to take significant steps to improve cost efficiencies. In our opinion, the merger with Vodafone should make Idea Cellular more competitive going forward. There is limited overlap between the 3G and 4G broadband networks of Idea and Vodafone, a characteristic we believe should augment coverage expansion for the merged entity. We also expect a sector-wide increase in mobile services fees, currently extremely low in India, and believe Vodafone Idea is very well-positioned to benefit from this increase. We maintain an overweighted allocation to the company.

3. The information technology sector comprises IT services in the SOI.

4. The communication services sector comprises entertainment and wireless telecommunication services in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INDIA GROWTH FUND

Thank you for your continued participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

Sukumar Rajah

Stephen H. Dover, CFA

Purav A. Jhaveri, CFA, FRM

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN INDIA GROWTH FUND

Performance Summary as of October 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	-19.23%	-23.66%
5-Year	+47.40%	+6.85%
10-Year	+166.11%	+9.66%

Advisor
1-Year	-19.02%	-19.02%
5-Year	+49.50%	+8.37%
10-Year	+173.48%	+10.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN INDIA GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/08–10/31/18)

Advisor Class (11/1/08–10/31/18)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/17–10/31/18)

Share Class	Long-Term Capital Gain
A	$0.4539
C	$0.4539
R6	$0.4539
Advisor	$0.4539

Total Annual Operating Expenses[6]

Share Class	With Waiver	Without Waiver
A	1.65%	2.10%
Advisor	1.40%	1.85%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to risks associated with these companies’ smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund relies on the income tax treaty between India and the Republic of Mauritius for relief from certain Indian taxes. As a result of recent treaty renegotiations, effective April 1, 2017, India began imposing taxes on short-term capital gains realized from the alienation of shares in an Indian company acquired on or after that date. The government also introduced a tax on long-term capital gains that went into effect on April 1, 2018. The imposition of taxes by India as a result of the recent treaty renegotiations, or for any other reason, such as legislative changes or changes in the requirements to establish a residency in Mauritius will result in higher taxes and lower returns for the Fund. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 2/28/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI India Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in India.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INDIA GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Ending Account Value 10/31/18	Expenses Paid During Period 5/1/18–10/31/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$801.80	$ 7.45	$1,016.94	$ 8.34	1.64%
C	$1,000	$798.60	$10.83	$1,013.16	$12.13	2.39%
R6	$1,000	$803.60	$ 5.59	$1,019.00	$ 6.26	1.23%
Advisor	$1,000	$802.60	$ 6.32	$1,018.20	$ 7.07	1.39%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Financial Highlights

Franklin India Growth Fund

	Year Ended October 31,
	2018	2017		2016		2015	2014

Class A

Per share operating performance[a] (for a share outstanding throughout the year)

Net asset value, beginning of year	$15.52	$13.52		$12.23		$12.37	$ 8.55

Income from investment operations[b]:

Net investment income (loss)[c]	(0.10)	(0.11)		0.02	[d]	(0.10)	0.02	[e]

Net realized and unrealized gains (losses)	(2.81)	2.11		1.27		0.04	3.80

Total from investment operations	(2.91)	2.00		1.29		(0.06)	3.82

Less distributions from:

Net investment income	—	—		—		(0.08)	—

Net realized gains	(0.45)	—		—		—	—

Total distributions	(0.45)	—		—		(0.08)	—

Net asset value, end of year	$12.16	$15.52		$13.52		$12.23	$12.37

Total return[f]	(19.23)%	14.79%		10.55%		(0.49)%	44.68%

Ratios to average net assets[a]

Expenses before waiver and payments by affiliates	2.06%	2.15%		2.14%		2.08%	2.25%

Expenses net of waiver and payments by affiliates	1.62% [g]	1.65%	[g]	1.65%		1.69%	1.65%

Net investment income (loss)	(0.67)%	(0.78)%		0.15%	[d]	(0.77)%	0.22%	[e]

Supplemental data

Net assets, end of year (000’s)	$55,287	$78,079		$61,347		$66,035	$53,230

Portfolio turnover rate[h]	26.33%	39.65%		21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.61)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Year Ended October 31,
	2018	2017		2016		2015	2014

Class C

Per share operating performance[a]
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.54	$12.77		$11.64		$11.81	$ 8.22

Income from investment operations[b]:

Net investment income (loss)[c]	(0.20)	(0.20)		(0.07)[d]		(0.18)	(0.05)[e]

Net realized and unrealized gains (losses)	(2.60)	1.97		1.20		0.05	3.64

Total from investment operations	(2.80)	1.77		1.13		(0.13)	3.59

Less distributions from:

Net investment income	—	—		—		(0.04)	—

Net realized gains	(0.45)	—		—		—	—

Total distributions	(0.45)	—		—		(0.04)	—

Net asset value, end of year	$11.29	$14.54		$12.77		$11.64	$11.81

Total return[f]	(19.85)%	13.86%		9.71%		(1.14)%	43.67%

Ratios to average net assets[a]

Expenses before waiver and payments by affiliates	2.81%	2.90%		2.89%		2.79%	2.95%

Expenses net of waiver and payments by affiliates	2.37% [g]	2.40%	[g]	2.40%		2.40%	2.35%

Net investment income (loss)	(1.42)%	(1.53)%		(0.60)%	[d]	(1.48)%	(0.48)%	[e]

Supplemental data

Net assets, end of year (000’s)	$15,481	$24,039		$17,291		$17,754	$11,655

Portfolio turnover rate[h]	26.33%	39.65%		21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.36)%.

eNet investment income (loss) per share includes approximately $0.02 per share related to income received in the form of a special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.66)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes the Portfolio’s rate of turnover.

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FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Year Ended October 31,
	2018	2017		2016		2015	2014

Class R6

Per share operating performance[a]
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.92	$13.89		$12.51		$12.63	$ 8.68

Income from investment operations[b]:

Net investment income (loss)[c]	(0.04)	(0.05)		0.07	[d]	(0.04)	0.07	[e]

Net realized and unrealized gains (losses)	(2.81)	2.08		1.31		0.03	3.88

Total from investment operations	(2.85)	2.03		1.38		(0.01)	3.95

Less distributions from:

Net investment income	—	—		—		(0.11)	—

Net realized gains	(0.45)	—		—		—	—

Total distributions	(0.45)	—		—		(0.11)	—

Net asset value, end of year	$12.62	$15.92		$13.89		$12.51	$12.63

Total return	(18.87)%	14.61%		11.03%		(0.07)%	45.51%

Ratios to average net assets[a]

Expenses before waiver and payments by affiliates	1.78%	1.66%		1.67%		1.63%	1.80%

Expenses net of waiver and payments by affiliates	1.21% [f]	1.21%	[f]	1.24%		1.24%	1.20%

Net investment income (loss)	(0.26)%	(0.34)%		0.56%	[d]	(0.32)%	0.67%	[e]

Supplemental data

Net assets, end of year (000’s)	$4,038	$85		$12,592		$12,102	$740

Portfolio turnover rate[g]	26.33%	39.65%		21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.20)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.49%.

fBenefit of expense reduction rounds to less than 0.01%.

gIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Year Ended October 31,
	2018	2017		2016		2015	2014

Advisor Class

Per share operating performance[a]
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.90	$13.83		$12.48		$12.60	$ 8.68

Income from investment operations[b]:

Net investment income (loss)[c]	(0.06)	(0.08)		0.05	[d]	(0.06)	0.05	[e]

Net realized and unrealized gains (losses)	(2.89)	2.15		1.30		0.04	3.87

Total from investment operations	(2.95)	2.07		1.35		(0.02)	3.92

Less distributions from:

Net investment income	—	—		—		(0.10)	—

Net realized gains	(0.45)	—		—		—	—

Total distributions	(0.45)	—		—		(0.10)	—

Net asset value, end of year	$12.50	$15.90		$13.83		$12.48	$12.60

Total return	(19.02)%	14.97%		10.82%		(0.11)%	45.16%

Ratios to average net assets[a]

Expenses before waiver and payments by affiliates	1.81%	1.90%		1.89%		1.79%	1.95%

Expenses net of waiver and payments by affiliates	1.37% [f]	1.40%	[f]	1.40%		1.40%	1.35%

Net investment income (loss)	(0.42)%	(0.53)%		0.40%	[d]	(0.48)%	0.52%	[e]

Supplemental data

Net assets, end of year (000’s)	$32,883	$51,499		$24,723		$34,113	$41,740

Portfolio turnover rate[g]	26.33%	39.65%		21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.36)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.34%.

fBenefit of expense reduction rounds to less than 0.01%.

gIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments, October 31, 2018

Franklin India Growth Fund

	Shares	Value
Common Stocks 5.8%
Internet & Direct Marketing Retail 1.5%
[a] MakeMyTrip Ltd. (India)	66,800	$1,655,972

IT Services 4.3%
Cognizant Technology Solutions Corp., A (United States)	66,800	4,611,204

Total Common Stocks (Cost $6,293,449)		6,267,176

Management Investment Companies (Cost $62,141,947) 92.3%
Diversified Financial Services 92.3%
[a,b] FT (Mauritius) Offshore Investments Ltd. (India)	7,096,396	99,387,985

Total Investments (Cost $68,435,396) 98.1%		105,655,161
Other Assets, less Liabilities 1.9%		2,032,940

Net Assets 100.0%		$107,688,101

aNon-income producing.

bThe dollar value, number of shares or principal amount, and names of all Portfolio holdings are listed in the Portfolio’s SOI, beginning on page 34.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statement of Assets and Liabilities

October 31, 2018

Franklin India Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,293,449

Value - Unaffiliated issuers	$6,267,176
Investment in Portfolio (Note 1)	99,387,985
Cash	478,418
Receivables:
Investment securities sold	1,626,112
Capital shares sold	345,971
Affiliates	14,327
Other assets	50

Total assets	108,120,039

Liabilities:
Payables:
Capital shares redeemed	305,359
Distribution fees	25,874
Transfer agent fees	29,138
Professional fees	51,857
Accrued expenses and other liabilities	19,710

Total liabilities	431,938

Net assets, at value	$107,688,101

Net assets consist of:
Paid-in capital	$95,552,216
Total distributable earnings (loss)	12,135,885

Net assets, at value	$107,688,101

Class A:
Net assets, at value	$55,286,762

Shares outstanding	4,545,828

Net asset value per share[a]	$12.16

Maximum offering price per share (net asset value per share ÷ 94.50%)	$12.87

Class C:
Net assets, at value	$15,480,811

Shares outstanding	1,371,768

Net asset value and maximum offering price per share[a]	$11.29

Class R6:
Net assets, at value	$4,037,946

Shares outstanding	319,935

Net asset value and maximum offering price per share	$12.62

Advisor Class:
Net assets, at value	$32,882,582

Shares outstanding	2,630,296

Net asset value and maximum offering price per share	$12.50

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended October 31, 2018

Franklin India Growth Fund

Net investment income allocated from Portfolio:
Dividends:[a]
Unaffiliated issuers	$1,436,615
Expenses	(1,628,412)

Net investment income allocated from Portfolio	(191,797)

Expenses:
Management fees (Note 3a)	572,022
Distribution fees: (Note 3c)
Class A	191,968
Class C	229,468
Transfer agent fees: (Note 3e)
Class A	131,866
Class C	39,421
Class R6	7,259
Advisor Class	78,417
Custodian fees (Note 4)	2,388
Reports to shareholders	46,219
Registration and filing fees	95,397
Professional fees	105,785
Trustees’ fees and expenses	7,723
Other	13,393

Total expenses	1,521,326
Expense reductions (Note 4)	(29)
Expenses waived/paid by affiliates (Note 3f)	(668,004)

Net expenses	853,293

Net investment income (loss)	(1,045,090)

Realized and unrealized gains (losses) on investments allocated from Portfolio:
Net realized gain (loss) from:
Investments:#,b
Unaffiliated issuers	6,909,948
Foreign currency transactions	(296,606)

Net realized gain (loss)	6,613,342

Net change in unrealized appreciation (depreciation) on:
Investments:[c]
Unaffiliated issuers	(34,787,118)
Translation of other assets and liabilities denominated in foreign currencies.	(26,278)
Change in deferred taxes on unrealized appreciation	629,162

Net change in unrealized appreciation (depreciation)	(34,184,234)

Net realized and unrealized gain (loss) on investments allocated from Portfolio	(27,570,892)

Net increase (decrease) in net assets resulting from operations	$(28,615,982)

#Net of foreign taxes	$188,248

aIncludes $40,349 of dividend income from investments held directly by Franklin India Growth Fund.

bIncludes $(140,105) of net realized losses from investments held directly by Franklin India Growth Fund.

cIncludes $(787,777) of change in unrealized depreciation on investments held directly by Franklin India Growth Fund.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin India Growth Fund

	Year Ended October 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,045,090)	$(1,067,414)
Net realized gain (loss)	6,613,342	6,978,767
Net change in unrealized appreciation (depreciation)	(34,184,234)	12,299,161

Net increase (decrease) in net assets resulting from operations	(28,615,982)	18,210,514

Distributions to shareholders: (Note 1c)
Class A	(2,294,474)	—
Class C	(763,862)	—
Class R6	(141,681)	—
Advisor Class	(1,337,030)	—

Total distributions to shareholders	(4,537,047)	—

Capital share transactions: (Note 2)
Class A	(5,873,256)	7,905,087
Class C	(3,301,016)	4,230,982
Class R6	5,205,014	(14,094,936)
Advisor Class	(8,891,577)	21,497,620

Total capital share transactions	(12,860,835)	19,538,753

Net increase (decrease) in net assets	(46,013,864)	37,749,267
Net assets:
Beginning of year	153,701,965	115,952,698

End of year (Note 1c)	$107,688,101	$153,701,965

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements

Franklin India Growth Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin India Growth Fund (Fund), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund operates using a “master fund/feeder fund” structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio’s security valuation policies, will directly affect the recorded value of the Fund’s investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report, and should be read in conjunction with the Fund’s financial statements. At October 31, 2018, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund’s investment in the Portfolio shares is valued at the Portfolio’s NAV per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin India Growth Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

The Fund’s investment through the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio’s Notes to Financial Statements.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes are included in the Statements of Changes in Net Assets, therefore prior period amounts are presented below.

For the year ended October 31, 2017, undistributed net investment income (loss) included in net assets was $(546,156).

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NOTES TO FINANCIAL STATEMENTS

Franklin India Growth Fund (continued)

2. Shares of Beneficial Interest

At October 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended October 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	1,509,935	$22,666,277	2,617,488	$37,511,958
Shares issued in reinvestment of distributions	143,840	2,235,268	—	—
Shares redeemed	(2,138,958)	(30,774,801)	(2,123,150)	(29,606,871)

Net increase (decrease)	(485,183)	$(5,873,256)	494,338	$7,905,087

Class C Shares:
Shares sold	322,893	$4,572,041	702,359	$9,576,901
Shares issued in reinvestment of distributions	49,122	712,764	—	—
Shares redeemed[a]	(653,680)	(8,585,821)	(402,964)	(5,345,919)

Net increase (decrease)	(281,665)	$(3,301,016)	299,395	$4,230,982

Class R6 Shares:
Shares sold	457,178	$7,334,773	75,501	$1,024,818
Shares issued in reinvestment of distributions	8,816	141,681	—	—
Shares redeemed	(151,417)	(2,271,440)	(976,994)	(15,119,754)

Net increase (decrease)	314,577	$5,205,014	(901,493)	$(14,094,936)

Advisor Class Shares:
Shares sold	1,166,114	$17,702,844	2,343,042	$34,599,870
Shares issued in reinvestment of distributions	75,218	1,198,967	—	—
Shares redeemed	(1,849,657)	(27,793,388)	(892,346)	(13,102,250)

Net increase (decrease)	(608,325)	$(8,891,577)	1,450,696	$21,497,620

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin India Growth Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers (directly and/or indirectly through the Portfolio). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$30,445
CDSC retained	$7,774

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

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NOTES TO FINANCIAL STATEMENTS

Franklin India Growth Fund (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2018, the Fund paid transfer agent fees of $256,963, of which $118,013 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C and Advisor Class of the Fund do not exceed 1.40%, and for Class R6 do not exceed 1.23%, based on the average net assets of each class until February 28, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to March 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 1.19% based on the average net assets of the class.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2018, the Fund deferred late-year ordinary losses of $705,806.

The tax character of distributions paid during the years ended October 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Long term capital gain	$4,537,047	$—

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin India Growth Fund (continued)

5. Income Taxes (continued)

At October 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains, for income tax purposes were as follows:

Cost of investments	$97,287,572

Unrealized appreciation	$24,787,143
Unrealized depreciation	(16,668,396)

Net unrealized appreciation (depreciation)	$8,118,747

Distributable earnings:
Undistributed long term capital gains	$4,974,514

The Portfolio is a disregarded entity for United States Federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the year ended October 31, 2018, aggregated $38,546,721 and $52,300,220, respectively.

7. Concentration of Risk

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended October 31, 2018, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin India Growth Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At October 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Annual Report	25

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton International Trust and Shareholders of Franklin India Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin India Growth Fund (the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

26	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Tax Information (unaudited)

Franklin India Growth Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $5,622,551 as a long term capital gain dividend for the fiscal year ended October 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,082,362 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended October 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

franklintempleton.com	Annual Report	27

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Templeton International Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Templeton International Trust and to vote to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Templeton International Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; and (ii) sufficient votes were not received to pass the proposal to approve an amended fundamental investment restriction regarding investments in commodities. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	6,781,279	244,535

Terrence J. Checki	6,797,124	228,691

Mary C. Choksi	6,797,581	228,234

Edith E. Holiday	6,795,218	230,597

Gregory E. Johnson	6,817,291	208,524

Rupert H. Johnson, Jr.	6,789,891	235,924

J. Michael Luttig	6,811,121	214,694

Larry D. Thompson	6,779,538	246,276

John B. Wilson	6,809,452	216,362

Total Trust Shares Outstanding*: 11,063,687

* As of the record date.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

SPECIAL MEETING OF SHARE HOLDERS

Proposal 2.    To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	4,648,691

Against	205,432

Abstain	153,182

Broker Non-Votes	2,018,511

Total Fund Shares Voted	7,025,815

Total Fund Shares Outstanding*	11,063,687

franklintempleton.com	Annual Report	29

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013 -present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	33

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Highlights

(Expressed in U.S. Dollars)

	Year Ended October 31,
	2018	2017	2016		2015	2014

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.36	$15.06	$13.43		$13.49	$ 9.19

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.04)	0.10	[c]	(0.02)	0.09	[d]

Net realized and unrealized gains (losses)	(3.32)	2.34	1.53		(0.04)	4.21

Total from investment operations	(3.35)	2.30	1.63		(0.06)	4.30

Net asset value, end of year	$14.01	$17.36	$15.06		$13.43	$13.49

Total return	(19.30)%	15.27%	12.14%		(0.44)%	46.79%

Ratios to average net assets

Expenses	1.14%	1.14%	1.14%		1.10%	1.12%

Net investment income (loss)	(0.16)%	(0.25)%	0.71%	[c]	(0.16)%	0.80%	[d]

Supplemental data

Net assets, end of year (000’s)	$99,388	$148,914	$113,405		$126,895	$105,258

Portfolio turnover rate	24.57%	40.10%	21.54%		46.88%	35.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Portfolio’s shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.07)%.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.62%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Statement of Investments, October 31, 2018

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks 99.7%
India 99.7%
Auto Components 1.4%
Bharat Forge Ltd.	171,312	$1,354,792

Automobiles 4.7%
Eicher Motors Ltd.	6,767	2,000,510
[a] Tata Motors Ltd.	789,986	1,913,014
[a] Tata Motors Ltd., A	609,129	804,650

		4,718,174

Banks 14.8%
HDFC Bank Ltd.	262,598	6,787,747
Kotak Mahindra Bank Ltd.	431,261	6,525,767
Yes Bank Ltd.	562,788	1,431,320

		14,744,834

Beverages 1.9%
[a] United Spirits Ltd.	245,065	1,911,215

Building Products 1.9%
Kajaria Ceramics Ltd.	352,687	1,879,789

Capital Markets 4.0%
Care Ratings Ltd.	103,613	1,504,602
Crisil Ltd.	50,000	975,324
ICRA Ltd.	12,202	538,556
Motilal Oswal Financial Services Ltd.	112,986	951,200

		3,969,682

Chemicals 2.5%
Asian Paints Ltd.	151,961	2,528,026

Construction & Engineering 7.0%
Larsen & Toubro Ltd.	234,294	4,110,282
Voltas Ltd.	390,653	2,853,573

		6,963,855

Construction Materials 4.9%
Shree Cement Ltd.	8,999	1,693,378
UltraTech Cement Ltd.	66,481	3,145,533

		4,838,911

Consumer Finance 1.1%
Repco Home Finance Ltd.	220,866	1,105,077

Electrical Equipment 2.3%
Havell’s India Ltd.	259,219	2,263,435

Entertainment 1.4%
PVR Ltd.	74,458	1,371,523

Health Care Providers & Services 1.2%
Dr Lal PathLabs Ltd.	56,289	669,402
[a,b] Narayana Hrudayalaya Ltd., Reg S	160,287	492,716

		1,162,118

Hotels, Restaurants & Leisure 2.0%
Indian Hotels Co. Ltd.	1,129,703	1,967,357

Household Durables 1.7%
Crompton Greaves Consumer Electricals Ltd.	574,666	1,656,943

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

STATEMENT OF INVESTMENTS

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks (continued)
India (continued)
Household Products 4.1%
Hindustan Unilever Ltd.	186,723	$4,094,222

Insurance 1.4%
[b] ICICI Lombard General Insurance Co. Ltd., Reg S	108,053	1,176,735
[b] ICICI Prudential Life Insurance Co. Ltd., Reg S	48,837	219,720

		1,396,455

IT Services 11.1%
eClerx Services Ltd.	20,479	294,600
HCL Technologies Ltd.	75,775	1,081,505
Infosys Ltd.	1,036,617	9,620,523

		10,996,628

Machinery 4.0%
Cummins India Ltd.	321,484	3,246,354
SKF India Ltd.	29,002	699,679

		3,946,033

Metals & Mining 3.7%
Hindalco Industries Ltd.	641,937	1,912,965
Tata Steel Ltd.	234,052	1,752,700
Tata Steel Ltd., partly paid shares	11,311	15,401

		3,681,066

Multiline Retail 3.6%
Trent Ltd.	825,530	3,590,765

Personal Products 3.3%
Godrej Consumer Products Ltd.	330,867	3,242,685

Pharmaceuticals 1.6%
Dr Reddy’s Laboratories Ltd.	47,372	1,628,461

Professional Services 1.3%
[a] TeamLease Services Ltd.	36,399	1,263,827

Real Estate Management & Development 2.9%
[a] Godrej Properties Ltd.	86,273	698,956
Oberoi Realty Ltd.	390,503	2,235,255

		2,934,211

Textiles, Apparel & Luxury Goods 3.0%
Titan Co. Ltd.	264,531	3,020,861

Thrifts & Mortgage Finance 2.2%
Housing Development Finance Corp. Ltd.	91,412	2,186,732

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

STATEMENT OF INVESTMENTS

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks (continued)
India (continued)
Wireless Telecommunication Services 4.7%
Bharti Airtel Ltd.	781,691	$3,089,878
[a] Vodafone Idea Ltd.	3,122,181	1,631,588

		4,721,466

Total Common Stocks (Cost $90,662,224)		99,139,143
Other Assets, less Liabilities 0.3%		248,842

Net Assets 100.0%		$99,387,985

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Portfolio’s Board of Trustees. At October 31, 2018, the aggregate value of these securities was $1,889,171 representing 1.9% of net assets.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Statements

(Expressed in U.S. Dollars)

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 90,662,224

Value - Unaffiliated issuers	$ 99,139,143
Cash	388,015
Foreign currency, at value (cost $1,906,128)	1,897,524
Receivables:
Investment securities sold	130,247
Dividends	39,011

Total assets	101,593,940

Liabilities:
Payables:
Investment securities purchased	218,213
Capital shares redeemed	1,626,112
Management fees	86,067
Administrative fees	3,462
Deferred tax	225,199
Accrued expenses and other liabilities	46,902

Total liabilities	2,205,955

Net assets, at value	$ 99,387,985

Shares outstanding	7,096,396

Net asset value per share	$14.01

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

Statement of Operations

for the year ended October 31, 2018

Investment income:
Dividends:
Unaffiliated issuers	$1,396,266

Expenses:
Management fees (Note 3a)	1,384,895
Administrative fees (Note 3b)	37,255
Custodian fees	96,109
Reports to shareholders	2,270
Professional fees	57,974
Directors’ fees and expenses	10,000
Other	39,909

Total expenses	1,628,412

Net investment income (loss)	(232,146)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	7,050,053
Foreign currency transactions	(296,606)

Net realized gain (loss)	6,753,447

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(33,999,341)
Translation of other assets and liabilities denominated in foreign currencies	(26,278)
Change in deferred taxes on unrealized appreciation	629,162

Net change in unrealized appreciation (depreciation)	(33,396,457)

Net realized and unrealized gain (loss)	(26,643,010)

Net increase (decrease) in net assets resulting from operations	$(26,875,156)

#Net of foreign taxes	$188,248

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Year Ended October 31,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (232,146)	$ (337,556)
Net realized gain (loss)	6,753,447	6,621,403
Net change in unrealized appreciation (depreciation)	(33,396,457)	12,086,113

Net increase (decrease) in net assets resulting from operations	(26,875,156)	18,369,960

Capital share transactions (Note 2)	(22,650,449)	17,138,470

Net increase (decrease) in net assets	(49,525,605)	35,508,430
Net assets:
Beginning of year	148,913,590	113,405,160

End of year	$ 99,387,985	$148,913,590

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Notes to Financial Statements

(Expressed in U.S. Dollars)

1. Organization and Significant Accounting Policies

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At October 31, 2018, Franklin India Growth Fund (Fund) owned 100% of the Portfolio.

The following summarizes the Portfolio’s significant accounting policies.

a. Financial Instrument Valuation

The Portfolio’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Portfolio calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Portfolio’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Portfolio to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Portfolio follows the Fund’s procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Portfolio’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio’s securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Portfolio’s NAV is not calculated, which could result in differences between the value of the Portfolio’s securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Portfolio for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and holds a category 1 Global Business Licence in Mauritius for the purpose of the Financial Services Act 2007.

On April 1, 2017, the Indian General Anti Avoidance Rule (GAAR) became effective, as well as the amendment (Protocol) to the double taxation treaty (Treaty) between the Governments of India and Mauritius. The Protocol allows for capital gains arising on disposal of Indian shares acquired by a Mauritius company on or after April 1, 2017, to be taxed in accordance with tax regulations and rates that exist in India. Gains realized from shares acquired prior to April 1, 2017, are exempt from Indian tax under the Protocol. Short term capital gains on the disposal of listed shares are subject to Indian capital gains tax at 15% (plus surcharge).

Effective April 1, 2018, India enacted a long term capital gain tax of 10% on the disposal of Indian long term listed shares. For listed shares acquired after March 31, 2017 and prior to February 1, 2018, the base cost of the shares used to calculate the long term capital gain is the higher of the actual cost of acquisition, and the lower of the fair market value on January 31, 2018 and the value of consideration received upon transfer. The effect of this provision is that any portion of a long term capital gain arising prior to January 31, 2018, will not be subject to tax on the disposal of the shares.

When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in the amount that would be payable if the securities were disposed of on the valuation date.

Dividends distributed by Indian companies are exempt from withholding tax in India. Accordingly, no provision for Indian dividend withholding tax was made.

Under the current laws and regulations of Mauritius, the Portfolio is subject to tax at the rate of 15% on its net income, with a deemed tax credit equivalent to the higher of actual foreign tax suffered or a deemed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, subject to the regulatory changes detailed below, the effective tax rate

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

in Mauritius cannot exceed 3%. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax, as part of the actual foreign tax suffered. No Mauritian capital gains tax is payable by the Portfolio on gains arising from sale of securities.

On August 9, 2018, the Finance (Miscellaneous Provisions) Act 2018 (Finance Act) was announced. Subject to additional regulations, if any, the deemed foreign tax credit of 80% will be phased out effective January 1, 2019. Under the new provisions of the Finance Act, a partial exemption rule will be introduced on certain specified income, whereby 80% of such specified income will be exempt from tax in Mauritius if certain predefined requirements are met. Management is currently evaluating the impact, if any, of applying the provisions of the Finance Act.

Dividends and redemption proceeds paid by the Portfolio to its shareholders are exempt from withholding tax in Mauritius.

The Portfolio’s accounting policy in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) requires the accounting for changes in tax laws when the laws are enacted.

d. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio’s shares were as follows:

	Year Ended October 31,
	2018		2017
	Shares	Amount	Shares	Amount
Shares sold	1,112,629	$19,573,775	3,126,026	$50,549,898
Shares redeemed	(2,596,225)	(42,224,224)	(2,077,202)	(33,411,428)

Net increase (decrease)	(1,483,596)	$(22,650,449)	1,048,824	$17,138,470

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

a. Management Fees

The Portfolio pays an investment management fee to Advisers (directly and/or indirectly through the Fund). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

b. Administrative Fees

The Portfolio pays an administrative fee to SANNE Mauritius (formerly International Financial Services Limited), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also officers and/or directors of SANNE Mauritius.

4. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2018, aggregated $34,434,899 and $51,337,994, respectively.

5. Concentration of Risk

Investing in Indian equity securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. Fair Value Measurements

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of financial instruments)

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Portfolio has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At October 31, 2018, all of the Portfolio’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

7. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

8. Subsequent Events

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Annual Report	45

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton International Trust and Shareholders of FT (Mauritius) Offshore Investments Limited

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FT (Mauritius) Offshore Investments Limited (the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

46	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	47

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Annual Report and Shareholder Letter
Franklin India Growth Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	141 A 12/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,047 for the fiscal year ended October 31, 2018 and $45,210 for the fiscal year ended October 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,000 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $51 for the fiscal year ended October 31, 2018 and $0 for the fiscal year ended October 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended October 31, 2018 and $14,000 for the fiscal year ended October 31, 2017. The services for which these fees were paid included benchmarking services in connection with the ICI TA survey, assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $21,551 for the fiscal year ended October 31, 2018 and $14,000 for the fiscal year ended October 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective related to internal control over financial reporting specific to the monitoring of market events following the close of trading in foreign stock markets that assist in determining the reliability of the values of the foreign securities held by the Franklin India Growth Fund and which may require the use of fair valuation factors to account for changes in the values of those securities subsequent to the local close of the foreign market but prior to the net asset calculation of the Fund. As a result, a material weakness exists at period end for the Franklin India Growth Fund. There are no misstatements to current and previously issued financial statements. However, this material weakness could result in misstatements of security values and unrealized gains or losses and associated disclosures that would result in a material misstatement of the interim or annual consolidated financial statements that would not be prevented or detected.

After October 31, 2018 and prior to the issuance of the Registrant’s financial statements, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date	December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date	December 27, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	December 27, 2018